SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 31, 2018

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Item 2.02, including Exhibit 99.1 attached, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release, dated January 31, 2018, announcing our results of operations for the fourth quarter and fiscal year period ended December 31, 2017, including, among other things, unaudited operating results for those periods.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, on June 1, 2017, Derica Rice, executive vice president global services and chief financial officer of the company, announced his retirement, effective December 31, 2017.

On September 29, 2017, the company announced that the board of directors elected Joshua Smiley as senior vice president and chief financial officer of the company, effective January 1, 2018. All company officers are elected to one-year terms expiring at the company’s annual meeting of the board of directors in May. Accordingly, Mr. Smiley’s initial term of office as senior vice president and chief financial officer will expire on the date of the next annual meeting of the board, to be held on May 7, 2018.

There was not and is not any arrangement or understanding between Mr. Smiley and any other person pursuant to which Mr. Smiley was selected as an officer.

Mr. Smiley, age 48, has served as senior vice president and treasurer of the company since October 2016. Mr. Smiley joined Lilly in 1995 as a financial analyst and has held a broad range of corporate strategy and financial management positions at the company. Before assuming his current position, he served as senior vice president and controller and chief financial officer of Lilly Research Laboratories from 2011 to 2016.

In connection with Mr. Smiley’s appointment as senior vice president and chief financial officer, effective January 1, 2018, Mr. Smiley will receive an annualized base salary of $875,000 and will be eligible for annualized non-equity incentive plan compensation of $831,250, based on his target bonus under the company’s bonus plan.

Item 9.01. Financial Statements and Exhibits

Exhibit Number    Description
99.1        Press release dated January 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)

By:    /s/ Donald A. Zakrowski
Name:    Donald A. Zakrowski
Title:     Vice President, Finance and
Chief Accounting Officer

Dated: January 31, 2018

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release dated January 31, 2018